EXHIBIT 10.2

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”), is dated November 30, 2007 and relates to that certain Receivables Sale and Servicing Agreement, dated as of September 26, 2007 (the “Sale Agreement”) among Rexnord Funding LLC, a Delaware limited liability company (the “Buyer”), Rexnord Industries, LLC, as servicer (in such capacity, the “Servicer”) and each of the Originators listed on the signature pages hereto (collectively, the “Originators”), and is hereby made by the Buyer, the Servicer, the Originators and General Electric Capital Corporation, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Annex X to the Sale Agreement.

W I T N E S S E T H:

WHEREAS, the Buyer, the Servicer, the Originators and the Administrative Agent desire to amend the Sale Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto agree as follows:

1. Amendment to the Sale Agreement. Effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 4 below, the parties hereto agree that Schedule 4.01(t) to the Sale Agreement is hereby amended and restated in its entirety as Annex I attached hereto and made part hereof.

2. Transfer of Collection Accounts and Lockboxes. Each of Zurn PEX, Inc. and Zurn Industries, LLC hereby assigns and transfers to Buyer all of its right, title and interest in and to the Collection Accounts and Lockboxes maintained with Mellon Bank, N.A. as set forth on Annex I to this Amendment, and all funds on deposit from time to time therein. In addition, each of the Originators acknowledges and agrees that on the Effective Date it assigned and transferred to Buyer all of its right, title and interest in and to the other Collection Accounts and Lockboxes as set forth on Annex I to this Amendment, and all funds on deposit from time to time therein and such Originators hereby ratify such assignment and transfer.

3. Representations and Warranties. As of the effectiveness of this Amendment, each of the Transaction Parties hereby represents and warrants to Buyer and the Administrative Agent that (i) all of the representations and warranties of such Person in the Related Documents are true and correct in all material respects on and as of such date as though made to each such Person on and as of such date (other than representations and warranties which expressly speak as of a different date, which representations shall be made only on such date), (ii) each of the recitals accurately describes the transactions described therein in all respects, and (iii) as of such date, no Incipient Termination Event, Termination Event, Incipient Servicer Termination Event or Event of Servicer Termination Event has occurred and is continuing.

4. Condition Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Administrative Agent of counterparts of this Amendment executed by each of the Persons identified on the signature pages hereto.

5. Reference to and Effect on the Related Documents.

(a) As applicable, on and after the effectiveness of this Amendment, each reference in the Sale Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Related Documents to the Sale Agreement, shall mean and be a reference to the Sale Agreement as modified hereby.

(b) Except as specifically amended or consented to above, all of the terms of the Sale Agreement and all other Related Documents remain unchanged and in full force and effect.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under any of the Related Documents, nor constitute an amendment, other than as set forth herein, or waiver of any provision of any of the Related Documents, nor obligate any such party to agree to similar consents in the future.

(d) This Amendment shall constitute a Related Document.

6. Costs and Expenses. Buyer agrees to pay upon demand in accordance with the terms of Section 12.04 of the Funding Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, expenses and disbursements of Sidley Austin LLP, counsel for the Administrative Agent with respect to any of the foregoing.

7. Miscellaneous. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered by facsimile shall be an original, but all of which shall together constitute one and the same instrument.

9. GOVERNING LAW. THIS AMENDMENT AND THE EACH RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (INCLUDING 735 ILCS SECTIONS 105/5-1 ET. SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS), EXCEPT TO THE EXTENT THAT THE

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PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF BUYER OR THE ADMINISTRATIVE AGENT IN THE RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

REXNORD INDUSTRIES, LLC, as an Originator and as the Servicer
By
Name:
Title:
ZURN INDUSTRIES, LLC, as an Originator
By
Name:
Title:
ZURN PEX, INC., as an Originator
By
Name:
Title:
REXNORD FUNDING LLC, as the Buyer
By
Name:
Title:

Signature Page to

First Amendment

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent
By:

Name:

Title:	Duly Authorized Signatory

Signature Page to

First Amendment

ANNEX I TO FIRST AMENDMENT

Schedule 4.01 (t)

Transferred Bank Accounts and Related Lockboxes

Account Name	Bank Name	Address	Phone Number	Account Number	Lockbox Number

Rexnord Industries LLC	JPMChase	JPM Chase, 1 Chase Plaza, Chicago, IL 60670	888-434-3030

Rexnord Industries LLC	JPMChase	JPM Chase, 1 Chase Plaza, Chicago, IL 60670	888-434-3030

Rexnord Industries LLC	JPMChase	JPM Chase, 1 Chase Plaza, Chicago, IL 60670	888-434-3030

Rexnord Industries LLC	Mellon Bank	Mellon Client Service Center, Attn: Document Control Group Manager, 500 Ross St, Room 1380, Pittsburgh, PA 15262-0001	412-234-4172

Rexnord Industries LLC	Mellon Bank	Mellon Client Service Center, Attn: Document Control Group Manager, 500 Ross St, Room 1380, Pittsburgh, PA 15262-0001	412-234-4172

Zurn Industries	Bank of America	Bank of America Business Capital, 600 Peachtree Street, NE, 10th Floor, Atlanta, GA 30308 Attn: Shanelle Dawson	404-607-5493

Zurn Industries	Bank of America	Bank of America Business Capital, 600 Peachtree Street, NE, 10th Floor, Atlanta, GA 30308 Attn: Shanelle Dawson	404-607-5493

Zurn Pex	Bank of America	Bank of America Business Capital, 600 Peachtree Street, NE, 10th Floor, Atlanta, GA 30308 Attn: Shanelle Dawson	404-607-5493

Zurn Pex	Mellon Bank	Mellon Client Service Center, Attn: Document Control Group Manager, 500 Ross St, Room 1380, Pittsburgh, PA 15262-0001	412-234-4172

Account Name	Bank Name	Address	Phone Number	Account Number	Lockbox Number

Zurn Industries	Mellon Bank	Mellon Client Service Center, Attn: Document Control Group Manager, 500 Ross St, Room 1380, Pittsburgh, PA 15262-0001	412-234-4172

Zurn Industries	Mellon Bank	Mellon Client Service Center, Attn: Document Control Group Manager, 500 Ross St, Room 1380, Pittsburgh, PA 15262-0001	412-234-4172